May 2023 Investor Overview Exhibit 99.1

May 02, 2023 Disclaimer Forward Looking Statements This presentation contains forward-looking statements including, but not limited to, statements regarding our short-term and long-term financial targets, expectations and objectives; business outlook, opportunities and strategies; customer demand and market expansion; strategies related to our products and technology; industry growth rates; software trends; and other statements related to our expectations for the future. These statements involve risks, uncertainties and other factors that could cause our actual results, time frames or achievements to differ materially from those expressed or implied in our forward-looking statements. Such risks, uncertainties and factors include, but are not limited to: risks from the recessionary business environment, inflation, operations and financial condition; risks and compliance obligations relating to the global nature of our operations; macroeconomic conditions and uncertainty in the global economy; fluctuation of our operating results; the ability to integrate acquisitions, including BluJay Solutions and Logistyx; and more. Additional information on potential risks, uncertainties and other factors that could affect our results is included in filings we make with the Securities and Exchange Commission from time to time, including in the section entitled "Risk Factors" in our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q. We undertake no duty, and do not intend, to update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes were presented on each page of this presentation. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included.

Business Overview

Our Mission Build the most comprehensive and capable end-to-end global supply chain software ecosystem combining networks, data and applications to deliver enduring customer value E2open is a connected supply chain software platform that enables the world’s largest companies to transform the way they make, move, and sell goods and services

(1) Constant Currency basis: Prior year FX rates applied to current year actuals to normalize for FX impact (2) Includes $19M of previously announced investment spend $652M FY23 Total Revenue ~4,000 Global Employees 10% FY23 Subscription Revenue Growth(1) $217M FY23 Adjusted EBITDA(2) 33.3% Adjusted EBITDA margin Largest cloud software platform for supply chain Rule Of 40+ Business

The Supply Chain Platform Built for the Digital Economy Demand Planning Global Trade Logistics Supply Manage partners, incentive programs, channel inventory and retail promotions with decision-grade data and proven AI technology Leverage current, comprehensive data for cross-border transactions. Reduce risk of non-compliance, avoiding delays at the border, criminal liability and fines Manage every aspect of transportation planning, optimization, booking, shipment tracking and payments Automate and collaborate directly with suppliers and contract manufacturers—and their suppliers  The Connected Supply Chain Platform AI Driven Applications - Unified Decision Making - Single Pane of Glass e2net Open Partner Network Scenario-based  planning and  execution capabilities. Balance demand,  supply, inventory and  financial targets 6

Four Ecosystems   |   420,000 Connected Enterprises    |   14B Transactions Annually Demand Ecosystem 950K active channel partners 862M annual channel sales transactions $10B incentives managed Global Trade Ecosystem 30M annual export sales order lines 62B annual restricted party list screenings 226 countries, territories, jurisdictions covered Supply Ecosystem 155M annual orders 59M annual shipments 26M annual invoices Logistics Ecosystem $21B annual TMS freight spend 22% of global ocean bookings 66M containers tracked The Connected Supply Chain Platform E2net Open Partner Network The World’s Largest Network of Interconnected Partners © e2open LLC 2023. All Rights Reserved. Confidential 7

Providing clients tangible benefits “Once you can see the shipments moving in transit, you can predict any late shipments and adjust. NCR will see a seven-figure benefit from the implementation; it has added definite value for us.” Director, Global Logistics Sourcing, NCR “Centralizing and automating our export control processes, and particularly our trade compliance, not only reduces risk for Sandvik, but opens new opportunities to do more business worldwide.” Manager Group Function, Trade Compliance, Sandvik “Having visibility to the supply chain gives us and our suppliers the ability to plan its capacity, its resources, its material; it really helps with cost as well to have it all tied together.” Vice President, Industrial Systems. L’Oreal “Working with E2open enables us to better fulfill short supplier lead times, reduce inventory levels, and dramatically improve inventory turns—all while lowering the total cost of ownership to our customers.” CPO and EVP, Supply Chain Solutions, Celestica © e2open LLC 2023. All Rights Reserved. Confidential 8

15 Years  Average Client Tenure(1) 3 Years  Average Client Contract ~650 Large Enterprise Clients(2) ~ 104% Net Client Retention(3) (1) Average customer tenure based on weighted ARR; top 100 clients (2) Large Enterprise Customers defined as >$1B revenue and > $15K ARR (3) Net revenue retention as of 2/28/2023; Gross revenue retention was 94% as of 2/28/2023 Strong Client Traction and Value Creation  © e2open LLC 2023. All Rights Reserved. Confidential 9

Balanced and Diverse Customer Base (1) Consumer: Includes CPG, Apparel, Footwear and Retail.  (2) Industrial: Includes Aerospace & Defense / Automotive.  (3) Other: Includes Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non-profit and Pharma and Biotech. Data as of 12/22/2022 Technology Transportation Consumer Industrial Other % Total Customer Count by Industry Technology Transportation Consumer Industrial Other % Total Customers by ARR (1) (1) (2) (2) (3) (3) 10 © e2open LLC 2023. All Rights Reserved. Confidential 10

Growth Through Partnerships Market Expansion System Integrators & BPO Technology & Content © e2open LLC 2022. All Rights Reserved. Confidential 11

FY 2016 ~$74M Rev  Negative EBITDA ~50% GM ~(5%) Organic Growth Today – FY2023(1) $652M Rev $217M Adj EBITDA 69% GM 10% Organic Subs Growth 2015 New Management Team / New Direction July 2015 2016 CPG Demand Sensing March 2016 Retail Demand Signal Repositories June 2016 2017 Sales & Operations Planning February 2017 Indirect Sales Channel Visibility November 2017 Sales Channel Performance December 2017 2018 Cloud-based TMS October 2018 Ocean Shipping Network November 2018 2019 Channel Marketing Automation June 2019 Global Trade Network May 2019 2021 Global Transportation Management September 2021 2022 Multi-Carrier E-Commerce Shipping March 2022 (1) Based on FY2023 GAAP full year actuals ; constant currency growth rates (2) FY16 to FY23 Organic Growth Acceleration and Strategic M&A Lead to Nearly 10X Revenue Scale and ~$220M EBITDA Run Rate in 7 Years  ~36% Revenue CAGR(2) © e2open LLC 2022. All Rights Reserved. Confidential 12

ESG at e2open Minimize the impact of our own activities and supply chain with a focus on renewables, carbon emissions reduction toward net zero, and reducing waste  Promote environmental stewardship through the conservation of natural resources and organizational activities Champion diversity, equity, and inclusion through focused recruiting and retention efforts, employee resource groups, training, and awareness activities  Build a culture that enables talented individuals to meet their full potential through training and development, employee recognition, and increased engagement Support and help communities thrive through philanthropic and volunteer activities Leverage innovation and technology to enable world-class supply chain efficiencies that reduce emissions and waste, conserve natural resources, and improve lifecycle management  Respect human rights and be an advocate for them in the supply chain Protect and secure data and infrastructure Improved accountability and transparency   Maintain high ethical standards at all times Integrate ESG elements into business strategy for continued growth Planet People Platform Policy E2open is committed to unifying and optimizing global supply chains through technology and collective actions that improve quality of life, enrich outcomes, and drive meaningful change.  © e2open LLC 2023. All Rights Reserved. Confidential 13

© e2open LLC 2023. All Rights Reserved. Confidential 14 Corporate Culture Powered by People with Purpose Charitable Contributions Employee Giving Volunteerism Mentorship Professional Organizations Community Learning hub with 800+ courses covering: Information Security/Data Security Human Resources Ethics and Legal Business Skills and Leadership Role Training Solutions Training & Development Quarterly Town Hall/ Surveys Diversity, Equity and Inclusion Groups Manager and Employee Feedback Program Employee Engagement Annual e2opennovation competition Move the needle: Advances our 3-year strategic plan Hidden gems: Showcases work over the past year that elevates e2open and our clients  Innovation

© e2open LLC 2023. All Rights Reserved. Confidential 15 FY2024 e2open Strategic Roadmap Business KPIs tied to key initiatives for each pillar Build the most connected supply chain SaaS platform combining networks, data, and applications to deliver enduring customer value. Client ENGAGEMENT Client EXPERIENCE Product EXCELLENCE Operational EFFICIENCY Grow through stronger client relationships Make client experience a competitive differentiator Be recognized for market and product leadership Simplify our work FY2024 Strategic Pillars Strategic Drivers: Value – Growth – Efficiency Hire and retain the best talent, provide the best training, expect high performance

The Opportunity  DRAFT

Disparate Systems Disparate Data Point Solutions Misaligned priorities leading disconnected and uniformed decision making A series of hasty decisions and delayed responses resulting in poor outcomes Unified supply chain technology platform and interconnected partner network Timely, accurate, and complete data enabling decision grade insight and information Real-time decision making capabilities and automated responses Business transformation and a supply chain working together as one Disconnected processes, systems, applications and data Late, inaccurate and incomplete data leading to indecision Integrated Connected Decisions Proactive Harmonized NOT Integrated E2open uniquely positioned to solve increasingly complex supply chain challenges Poor Data Siloed Decisions Reactive FROM TO Structural Challenges of Today’s Supply Chains The Modern Supply Chain

$54B Total Addressable Market (1) $1B Existing Customer White Space(2)  This challenge has created a large untapped market (1) $54B+ TAM includes only the company’s current core markets of North America and Europe. $45B of TAM is based on bottoms-up build by industry, company size and level of supply chain complexity plus an estimated $9B from middle market customers related to BluJay Solutions. (2) Excludes customers with less than $50K ARR

Anaplan Coupa Dassault o9 Solutions Wolters Kluwer 3T Logistics Alpega Group C.H. Robinson Shipwell Transplace One Network OpenText Pagero Siemens TrueCommerce Blue Yonder Manhattan Oracle SAP Infor Planning1 Execution2 Multi-enterprise Networks3 Kinaxis  Gartner Magic Quadrant for Supply Chain Planning  Gartner Magic Quadrant for Transportation Management Systems  Gartner Magic Quadrant for Multi-enterprise Supply Chain Business Networks Most Planning or Execution vendors lack a Network Planning or Execution vendors typically operate within an industry niche Network players cannot match the industry process breadth and connectivity complexity ability of e2net Competitors deliver point solutions without real-time access to data Multi-tier, Multi-enterprise connections for timely data End-to-end AI/ML-enabled algorithmic applications for holistic decisions Permissioned collaborative platform for all participants across the entire supply chain E2open is the Only Platform Combining End-to-End Applications With the Largest Network, Producing Decision-Grade Data The only network with planning and execution capabilities

Financial Highlights

GAAP Revenue Non-GAAP Gross Margin 33% Adjusted EBITDA Margin 82% Subscription 18% Services FY'23 Financial Highlights © e2open LLC 2023. All Rights Reserved. Confidential 69%

Long-term Target Model  (1) Excluding M&A or one time capex Long-term targets as of Fiscal-year end 2023 12%+ Subscription Revenue Growth Non-GAAP GROSS PROFIT MARGIN 70%+ Mid 30’s%+ Adjusted EBITDA Margin ~5% CAPEX as a % of Revenue(1)

Appendix

Reconciliation of Pro Forma Revenue Full Year FY2023 (in millions) FY  FY2023 FY  FY2022(1) $ Var  % Var   Total GAAP Revenue  652.2 425.6 226.7 53.3% Deferred revenue purchase accounting adjustment (2)  - 53.6 (53.6) n/m  BluJay pre-acquisition revenue  - 96.7 (96.7) n/m Logistyx pre-acquisition revenue  - 40.2 (40.2) n/m Total non-GAAP revenue 652.2 616.0 36.3 5.9% Constant currency FX impact (3) 11.2 - 11.2 n/m Total non-GAAP revenue (constant currency basis) (4) $663.4 $616.0 $47.4 7.7% GAAP Subscription Revenue  532.9 335.5 197.4 58.8% Deferred revenue purchase accounting adjustment (2)   - 53.6 (53.6) n/m BluJay pre-acquisition revenue  - 75.9 (75.9) n/m Logistyx pre-acquisition revenue  - 27.9 (27.9) n/m Non-GAAP subscription revenue  532.9 492.9 40.0 8.1% Constant currency FX impact (3) 8.5 - 8.5 n/m Non-GAAP subscription revenue (constant currency basis) (4) $541.5 $492.9 $48.5 9.8% (1)   Non-GAAP pro forma inclusive of Logistyx and BluJay, as if acquired on March 1, 2021. (2)   Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP. This is no longer required beginning in fiscal year 2023. (3)      Constant Currency refers to pro forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period) (4)     Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates.

Reconciliation of Pro Forma Gross Profit Full Year FY2023 (in millions) FY  FY2023 FY  FY2022(1) $ Var  % Var   GAAP Gross profit  330.3 202.6 127.7 63.0% Deferred revenue purchase accounting adjustment (2)    -  53.6  (53.6) n/m Depreciation and amortization  114.1  84.9  29.2  34.3% Share-based compensation (3)  1.5  1.3  0.2  17.8% Non-recurring/non-operating costs (4)  2.5  1.6  0.9  52.8% Non-GAAP gross profit  $448.3  $344.0  $104.4  30.3% BluJay pre-acquisition gross profit   -  64.0  (64.0) n/m Logistyx pre-acquisition gross profit  - 20.5 (20.5) n/m Total non-GAAP gross profit $448.3  $428.4  $19.9  4.6% Non-GAAP Gross Margin %  68.7% 69.6% Constant currency FX impact (5) 4.5   -  4.5 n/m Total non-GAAP gross profit (constant currency basis) (6) $452.8 $428.4  $24.4  5.7% Non-GAAP Gross Margin % (constant currency basis) (6) 68.3% 69.6% (1)      Non-GAAP pro forma inclusive of Logistyx and BluJay, as if acquired on March 1, 2021. (2)      Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP. This is no longer required beginning in fiscal year 2023. (3)      Reflects non-cash, long-term share-based compensation expense. (4)      Primarily includes other non-recurring expenses such as systems integrations and consulting, advisory fees, and certain severance costs.  (5)     Constant Currency refers to pro forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period) (6)    Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates.

Reconciliation of Pro Forma EBITDA Full Year FY2023 (in millions) FY  FY2023 FY  FY2022(1) $ Var  % Var   Net income (loss)  (720.2) (189.9) (530.3) n/m Interest expense, net  73.8 32.6 41.2 n/m Income tax benefit  (250.4) (30.1) (220.3) n/m Depreciation and amortization  213.3 142.6 70.7 49.5% EBITDA  ($683.5) ($44.8) ($638.8) n/m Deferred revenue purchase accounting adjustment (2)   - 53.6 (53.6) n/m Share-based compensation (3)  17.8 11.3 6.5 57.3% Non-recurring/non-operating costs (4)  10.2 9.7 0.4 4.4% Acquisition-related adjustments (5)  16.3 64.4 (48.1) (74.7%) Change in tax receivable agreement liability (6)  2.9 0.2 2.7 n/m Change in fair value of warrant liability (7)  (37.5) (1.6) (35.9) n/m Change in fair value of contingent consideration (8)  (16.0) 69.8 (85.8) n/m Goodwill impairment 901.6 - 901.6 n/m Right-of-use assets impairment charge 4.1 - 4.1 n/m Loss on disposition 1.4 - 1.4 n/m Adjusted EBITDA  $217.1 $162.5 $54.7 33.7% BluJay pre-acquisition EBITDA and other  - 32.8 (32.8) n/m Logistyx pre-acquisition EBITDA and other  - 0.9 (0.9) n/m Total adjusted EBITDA  $217.1 $196.1 $21.0 10.7% Adjusted EBITDA Margin %  33.3% 31.8%     Constant currency FX impact (9) (3.7) - (3.7) n/m Total adjusted EBITDA (constant currency basis) (10) $213.4 $196.1 $17.3 8.8% Adjusted EBITDA Margin % (constant currency basis) (10) 32.2% 31.8% (1)      Non-GAAP pro forma inclusive of Logistyx and BluJay, as if acquired on March 1, 2021. (2)      Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP. This is no longer required beginning in fiscal year 2023. (3)      Reflects non-cash, long-term share-based compensation expense. (4)      Primarily includes other non-recurring expenses such as systems integrations and consulting, advisory fees, and certain severance costs. (5)      Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activity, including related valuation, negotiation and integration costs and capital-raising activities for costs related to the Business Combination, as well as the Logistyx and BluJay acquisitions. (6)      Represents the expense related to the change in the fair value of the tax receivable agreement liability, including interest. (7)      Represents the fair value adjustment at each balance sheet date of the warrant liability related to the public, private placement and forward purchase warrants. (8)   Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter. (9)    Constant Currency refers to pro forma amounts excluding the impact of translating foreign currencies into U.S. dollars. To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period). (10)   Constant Currency refers to pro forma amounts excluding translation and transactional impacts from foreign currency exchange rates.